Prepayments On Flight Equipment	12 Months Ended
Dec. 31, 2013
Prepayments On Flight Equipment [Abstract]
Prepayments On Flight Equipment

7. Prepayments on flight equipment

In December 2005, we placed an order with Airbus for the forward purchase of 70 aircraft, including eight aircraft subject to reconfirmation rights. During 2008 and the first two months of 2009, we notified Airbus that we would not take delivery of the eight aircraft subject to reconfirmation rights. In 2009 four additional aircraft were added to the forward order. As of December 31, 2013, all 66 aircraft had been delivered of which 12 aircraft were sold.

In December 2006, we placed an order with Airbus to acquire 20 new A330 wide-body aircraft. In May 2007, we added an additional ten A330 aircraft to this order. In 2009, two additional A330 aircraft were added to the forward order. As of December 31, 2013 all 32 aircraft had been delivered of which 13 aircraft were sold.

In 2010, we signed an agreement with Boeing covering the purchase of up to 15 Boeing 737-800 aircraft, consisting of ten firm aircraft to be delivered in 2015 and five purchase rights.

On May 28, 2013, we entered into a $2.6 billion purchase and leaseback agreement with LATAM for 25 widebody aircraft, including 15 with deliveries scheduled between 2014 and 2018. As part of the transaction, we made payments of $659 million in June 2013, and allocated $577 million to flight equipment held for operating leases relating to the ten A330 aircraft purchased and leased back and accounted for the other $82 million as prepayments on flight equipment for the remaining 15 aircraft to be delivered.

In connection with the current forward order contract, we are required to make scheduled prepayments toward these future deliveries (Note 5). In addition, we capitalize interest related to progress payments made in respect of flight equipment on forward order and add such amount to prepayments on flight equipment.

The following table presents a summary of the movements in prepayments on flight equipment and capitalized interest during the years ended December 31, 2011, 2012 and 2013:

	Year ended December 31,
	2011	2012	2013
Net book value at beginning of period	$199,417	$95,619	$53,594
Prepayments made during the period	43,313	33,508	205,865
Interest capitalized during the period	4,439	2,616	7,455
Prepayments and capitalized interest applied against the purchase of flight equipment	(151,550)	(78,149)	(43,099)
Net book value at end of period	$95,619	$53,594	$223,815